SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2)
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                            REGIONAL BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No Fee Required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

     5)   Total fee paid


--------------------------------------------------------------------------------

      Fee paid previously with preliminary materials

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:-----------------------------------------------

     2)   Form, Schedule or Registration Statement No.:-------------------------

     3)   Filing Party:---------------------------------------------------------

     4)   Date Filed:-----------------------------------------------------------

                            REGIONAL BANKSHARES, INC.
                             206 South Fifth Street
                        Hartsville, South Carolina 29550
                                 (843) 383-4333

Dear Shareholder:

         You are cordially invited to attend the 2002 Annual Shareholders' Meeting of Regional Bankshares, Inc., to be held at The Fairfield Inn, 200 South Fourth Street, Hartsville, South Carolina 29550 on Thursday, May 9, 2002 at 11:00 a.m. Eastern Daylight Time. Notice of the meeting is enclosed.

         A proposal to elect four directors to serve until the 2005 Annual Shareholders' Meeting will be presented at the meeting. The nominees described in this Proxy Statement have been approved unanimously by your Board of Directors and are recommended by the Board to you for approval.

         We hope that you will be able to join us and let us give you a review of 2001. Whether you own a few or many shares of stock and whether or not you plan to attend in person, it is important that your shares be voted on matters that come before the Meeting. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly.

         Thank you for helping us make our year a success. We look forward to your continued support in 2002.

                                                     Sincerely,



                                                     Curtis A. Tyner, Sr., Chief
                                                        Executive Officer

Hartsville, South Carolina
April 10, 2002

                            REGIONAL BANKSHARES, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of Regional Bankshares, Inc. will be held at The Fairfield Inn, 200 South Fourth Street, Hartsville, South Carolina, on Thursday, May 9, 2002, at 11:00 a.m., for the following purposes:

     (1)  To elect four directors to each serve a three-year term; and

     (2) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on March 31, 2002, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of the proposals presented.

      Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

      Included with this notice are the Company's 2002 Proxy Statement and the Company's 2001 Annual Report to Shareholders.

                                              By Order of the Board of Directors



April 10, 2002                               Curtis A. Tyner, Sr.
                                             Chief Executive Officer

10


                            REGIONAL BANKSHARES, INC.
                             206 South Fifth Street
                        Hartsville, South Carolina 29550
                                 (843) 383-4333

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Regional Bankshares, Inc. (together with its subsidiary, Hartsville Community Bank, referred to as the "Company") for use at the 2002 Annual Meeting of Shareholders. The Annual Meeting will be held at 11:00 a.m. on Thursday, May 9, 2002 at The Fairfield Inn, 200 South Fourth Street, Hartsville, South Carolina. A Notice of Annual Meeting is attached, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about April 10, 2002, in connection with the solicitation. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal telephone contact by directors and regular employees of the Company.

                                  ANNUAL REPORT

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2001, including financial statements, is enclosed. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                               REVOCATION OF PROXY

      Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked in any of the following ways:

     . by delivering to J. Richard Jones, Jr., Corporate Secretary, Regional Bankshares, Inc., 206 South Fifth Street, Hartsville, South Carolina 29550, or by mailing to Mr. Jones at Post Office Box 2255, Hartsville, South Carolina 29551, written instructions revoking the proxy;

     . by mailing or delivering to Mr. Jones at the above addresses a duly executed proxy bearing a later date; or

     .    by voting in person at the meeting.

      Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.

                                QUORUM AND VOTING

      At the close of business on March 31, 2002, there were outstanding 563,670 shares of the Company's common stock ($1.00 par value). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only shareholders of record at the close of business on March 31, 2002 (the "Record Date"), will be entitled to notice of and to vote at the meeting.

      A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present, all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceed the number of shares of Common Stock voted against the matter.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

      Any shareholder who wishes to submit proposals for the consideration of the shareholders at the 2003 Annual Meeting may do so by delivering them in writing to J. Richard Jones, Jr., Corporate Secretary, Regional Bankshares, Inc., 206 South Fifth Street, Hartsville, South Carolina 29550, or by mailing them in writing to Mr. Jones at Post Office Box 2255, Hartsville, South Carolina 29551. In addition to other applicable requirements, for business to be properly brought before the 2003 Annual Meeting of Shareholders, a shareholder must give timely notice of the matter to be presented at the meeting in a proper written form to the Secretary. To be timely, notice must be given to the Secretary at the above address not less than 30 nor more than 60 days prior to the annual meeting; provided that, if less than 31 days' notice of the meeting is given to shareholders, such notice must be mailed or delivered to the Secretary no later than the close of the tenth day following the day on which the notice of meeting was mailed to shareholders. All proposals must comply with the requirements of the Bylaws. Such written proposals must be received prior to December 10, 2002, for inclusion, if otherwise appropriate, in the Company's 2003 Proxy Statement and form of Proxy relating to that meeting. With respect to any shareholder proposal not received by the Company prior to February 28, 2003, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

                              ELECTION OF DIRECTORS

      The Company's Articles of Incorporation provide that the Board of Directors may be divided into three classes, with approximately one-third of the Company's Board of Directors being elected each year at the Annual Meeting of Shareholders. At each Annual Meeting of Shareholders, successors to the class of directors whose term expires are elected for a three-year term. Directors serve until their successors are elected and qualify to serve.

      The number of directors is currently set at 11. The four directors whose terms expire in 2002 have been nominated by the Board of Directors for re-election to serve for the next three years. Their terms will expire at the 2005 Annual Meeting. Set forth below is information about the nominees for reelection and current directors whose terms will continue after the 2002 Annual Meeting. Each nominee and director has served as a director since 1999, including service on the Board of Directors of Hartsville Community Bank, N.A. prior to formation of the Company.

      The persons named in the enclosed form of proxy intend to vote for the election as directors of the persons named below as nominees. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees. In the event that any such nominee is not available to serve, the persons acting under the proxy intend to vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

      The Board of Directors recommends a vote FOR all nominees.

             Nominees for Re-election to the Board of Directors for
                  terms of office to continue until the Annual
                         Meeting of Shareholders in 2005

         Franklin Hines (age 68). Mr. Hines is a native of Hartsville and has been the President and Chief Executive Officer of Hines Funeral Home, Inc. and Hines Enterprises, Inc., a provider of funeral-related products and services, for the past 27 years. Mr. Hines has been a member of the Hartsville City Council for the past 19 years. He has also served on the local advisory board of Carolina Bank & Trust and recently served as a member of the local advisory board of BankAmerica Corp. Mr. Hines received his B.A. degree in Industrial Arts from Cheyney State University in 1961, and received his Mortuary Science Degree from the John Tyler School of Mortuary Science in 1974.

         J. Richard Jones, Jr. (age 49). Mr. Jones is an attorney and a partner in the law firm of Stanton & Jones in Hartsville. Mr. Jones also served as a Hartsville City Judge from June 1992 to June 1995. Mr. Jones received both his B.A. degree in History and his J.D. degree from the University of South Carolina in 1973 and 1976, respectively.

         Woodward H. Morgan III (age 60). Dr. Morgan is a native of Hartsville and is a retired veterinarian and golf course developer. Prior to his retirement, Dr. Morgan was the owner of Hartsville Animal Hospital and served on the local advisory board of South Carolina Federal. Dr. Morgan received his B.S. degree in Industrial Management from Clemson University in 1964, and received his degree in Veterinary Medicine from the University of Georgia in 1974.

         Gosnold G. Segars (age 57). Mr. Segars is a native of Hartsville and serves as the Company's Chairman of the Board. He has been involved in the business of residential and agricultural land development in Hartsville since 1967. Mr. Segars is also involved in the Hartsville real estate brokerage business through his company, G. Graham Segars & Sons, Inc. Mr. Segars also has substantial ownership interests in other companies involved in the leasing of industrial and warehouse space in Hartsville and surrounding communities. Mr. Segars served on the local advisory board of Carolina Bank & Trust from 1989 to 1998. Mr. Segars received his B.S. degree in agronomy from Clemson University in 1966.

                     Members of the Board of Directors Whose
                 terms of office will continue until the Annual
                         Meeting of Shareholders in 2004

         Francine P. Bachman (age 68). Ms. Bachman is a native of Hartsville and is currently a homemaker and has been a retired school teacher since 1964. Ms. Bachman received her B.S. degree from Salem College in 1955.

         Thomas James Bell, Jr. (age 59). Dr. Bell is a native of Hartsville and has been a family physician in Hartsville since 1972. Dr. Bell received his B.S. degree in pre-medicine from Clemson University in 1965, and received his M.D. degree from the Medical University of South Carolina in 1969.

         Peter C. Coggeshall, Jr. (age 58). Mr. Coggeshall is a native of Hartsville and retired from Sonoco Products Company in 1998, where he had been employed since 1969. His last position with Sonoco was Vice President, Administration. Mr. Coggeshall also served on the local advisory board of Wachovia Bank from 1988 to 1998. Mr. Coggeshall received his B.A. degree in English from Davidson College in 1965, and his M.B.A. degree in General Management from Harvard University in 1969.

          Members of the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders in 2003

         Randolph G. Rogers (age 54). Mr. Rogers is a native of Hartsville and is a farmer with almost 30 years' experience in operating an agricultural business.

         Howard W. Tucker, Jr. (age 64). Dr. Tucker is an optometrist with Pee Dee Eye Associates in Hartsville. He also served as a director of Mutual Savings & Loan for 10 years, where he was a member of the loan committee. Dr. Tucker received an Associate Degree from Wingate College in 1960. Dr. Tucker received both his B.S. degree and his O.D. degree from the Southern College of Optometry in 1963.

         Curtis A. Tyner, Sr. (age 53). Mr. Tyner is a native of Hartsville and serves as the President and Chief Executive Officer of the Company and of Hartsville Community Bank. Mr. Tyner served as Senior Lending Officer and Executive Vice President of First National South in Marion, South Carolina from October, 1994 until September, 1998, when First National South was acquired by another financial institution. Prior to joining First National South, Mr. Tyner was employed with The Palmetto Bank in Laurens, South Carolina since 1976. While at The Palmetto Bank, Mr. Tyner served in numerous capacities, including loan officer, senior vice president, executive vice president and chief financial officer. Mr. Tyner received his B.S. degree in Business Administration from Francis Marion University in 1974 and his M.B.A. degree from the University of South Carolina in 1975.

         Patricia M. West (age 58). Ms. West is a retired school teacher of the Darlington County School System. Ms. West received her B.A. degree in Art and Education from Columbia College in 1965.

Meetings of the Board of Directors

         During the last full fiscal year, ending December 31, 2001, the Board of Directors met 12 times, including regular and special meetings. Each incumbent director and director nominee attended at least 75% of the total number of meetings of the Board of Directors and committees of which he or she was a member.

Committees of the Board of Directors

Audit Committee. The Audit Committee reviews the Company's financial statements and the internal financial reporting systems and controls with management and the independent auditors, recommends resolutions for any dispute between management and the auditors, and reviews other matters relating to the Company's relationship with its auditors. The Audit Committee is comprised of Messrs.
Hines and Jones and Ms. Bachman. The Audit Committee met three times in 2001. The Audit Committee does not have a written charter. Each member of the Audit Committee is independent as defined in Rule 4200(a)(14) of the National
Association  of  Securities   Dealer's   listing   standards,   as  modified  or
supplemented.

Nominating Committee and Compensation Committees. The Company does not have a standing nominating or compensation committee of the Board of Directors or a committee serving similar functions. The Board of Directors acts as nominating committee, but any shareholder of the Company entitled to vote for the election of Directors may also present nominations for directors. Nominations, other than those made by or on behalf of the Board of Directors of the Company, must be made in writing and must be delivered or mailed to the Secretary of the Company, not less than 90 days in advance of an annual meeting of shareholders, or not later than the close of business on the seventh day following the date on which notice of a special meeting of shareholders is given. All nominations must comply with the requirements of the Company's Bylaws.

Executive Officers

         Curtis A. Tyner, Sr., the President and Chief Executive Officer of the Company, is the Company's only executive officer. Information about Mr. Tyner is set forth above under "Election of Directors."

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the beneficial ownership of the Company's common stock as of March 31, 2002, by each current director, the Chief Executive Officer, and all directors and executive officers as a group. Management knows of no person who beneficially owns more than 5% of the Company's common stock.

                                                                             Number of Shares
                                                                               Beneficially         Percentage
Name                                                  Position                   Owned(1)           Ownership
----                                                  --------                   --------           ---------

Curtis A. Tyner, Sr.(2)                        President, Chief Executive         13,534              2.40%
                                                 Officer and Director

Gosnold G. Segars (3)                            Chairman of the Board            27,034              4.80%

Francine P. Bachman (4)                                 Director                  24,134              4.28%

Thomas James Bell, Jr. (5)                              Director                  23,334              4.14%

Peter C. Coggeshall, Jr. (6)                            Director                  13,334              2.37%

Franklin Hines (7)                                      Director                  13,334              2.37%

J. Richard Jones (8)                             Secretary and Director           13,334              2.37%

Woodward H. Morgan III (9)                              Director                  19,334              3.43%

Randolph G. Rogers (10)                                 Director                  24,034              4.26%

Howard W. Tucker, Jr. (11)                              Director                  20,434              3.63%

Patricia M. West (12)                                   Director                  18,934              3.36%

All Directors and Executive
Officers as a Group (11 Persons)                                                 210,774              37.39%

(1) On a fully-diluted basis, except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The information shown above is based upon information furnished by the named persons and based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Exchange Act of 1934. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days.
(2) Includes 200 shares held by Mr. Tyner's wife, 5,914 shares held in Mr. Tyner's individual retirement account, and 3,334 shares subject to currently exercisable warrants.
(3) Includes 2,500 shares held by Mr. Segars' wife, and 3,034 shares subject to currently exercisable warrants.
(4) Includes 10,000 shares held by Ms. Bachman's husband, 800 shares held by Ms. Bachman as custodian for her grandchildren, and 3,034 shares subject to currently exercisable warrants.
(5) Includes 10,000 shares held in Mr. Bell's individual retirement account, and 3,034 shares subject to currently exercisable warrants.
(6)  Includes 3,034 shares subject to currently exercisable warrants.

(7)  Includes 3,034 shares subject to currently exercisable warrants.
(8)  Includes 3,334 shares subject to currently exercisable warrants.
(9) Includes 1,000 shares held by Mr. Morgan as custodian for his grandson, and 2,334 shares subject to currently exercisable warrants.
(10) Includes 5,000 shares held by Mr. Rogers' wife, 300 shares held by Mr. Rogers' wife as custodian for his children, and 3,034 shares subject to currently exercisable warrants.
(11) Includes 15,500 shares held in Mr. Tucker's individual retirement account, 800 shares held by Mr. Tucker's wife, 800 shares held by Mr. Tucker's wife as custodian for Mr. Tucker's grandchildren, and 3,034 shares subject to currently exercisable warrants.
(12) Includes 5,000 shares held in the individual retirement account of Ms. West's husband, 600 shares held by Ms. West's husband as custodian for Ms. West's grandchild, and 3,034 shares subject to currently exercisable warrants.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth information about the Chief Executive Officer's compensation. No other executive officers earned $100,000 or more during the year ended December 31, 2001.

                           Summary Compensation Table

                                                                                      Long Term
                                                                                    Compensation
                                                                                    ------------
                                                  Annual Compensation(1)               Awards
                                                  ----------------------            ------------
                                                                                      Number of
                                                                                     Securities
                                                                                     Underlying          All Other
                                                                                       Options            Compen-
Name and Principal Position         Year         Salary              Bonus             Awarded           sation(3)
---------------------------         ----         ------              -----           -----------         ---------

Curtis A. Tyner, Sr.                2001        $110,240           $ 7,500                     -          $4,072
 President, Chief Executive         2000         104,000            10,000                     -           3,560
 Officer and Treasurer              1999         100,000            15,000              5,000(2)           3,657

---------------
(1) Perquisites and personal benefits did not exceed the lesser of $50,000 or 10% of total salary plus bonus.
(2) Warrants for purchase of shares of common stock. The warrants have an exercise price of $10.00 per share and vested/vest in 1/3 increments on each of June 15, 2000, 2001 and 2002. See "Director Compensation - Organizer Warrants."
(3) Includes Company contributions of $3,307 in 2001, $3,120 in 2000 and $3,450 in 1999 to a simple retirement plan on behalf of Mr. Tyner, and payments by the Company of $765, $440 and $207 in 2001, 2000 and 1999, respectively, for term life insurance premiums for Mr. Tyner.

Employment Agreement

         Curtis A. Tyner, Sr. has entered into an employment agreement with the Company, which provides for a base salary of $100,000. Mr. Tyner's base salary may be increased from time to time in the discretion of the Board of Directors. In addition, Mr. Tyner is entitled to receive such additional incentive compensation as may be awarded from time to time in the discretion of the Board of Directors. Mr. Tyner may also be awarded a target bonus not to exceed 25% of his then-current base salary upon the attainment, in the discretion of the Board of Directors, of individual performance goals and certain specified corporate objectives. Mr. Tyner will also be entitled to participate in all incentive, stock option or warrant, savings and retirement plans, welfare benefit plans, practices, policies and programs applicable generally to the Company's senior executive officers. The term of Mr. Tyner's employment agreement commenced on September 27, 1999 and will continue for a period of 36 full calendar months thereafter. On each anniversary of opening of Hartsville Community Bank, N.A., Mr. Tyner's employment will be extended for an additional 12-month period, unless either party provides notice that the term of employment shall not be extended.

         In the event of Mr. Tyner's disability, the Company will continue to pay him 100% of his then-current base salary during the first 12 months of a continuous period of disability. However, if Mr. Tyner is disabled for a continuous period exceeding 12 months, the Company may, at its election, terminate his employment and cease payment of his base salary. The employment agreement is terminable by the Company immediately for cause (as defined in the employment agreement). In addition, the Company may terminate the employment agreement for any reason provided that the Company pays Mr. Tyner a sum equal to two times his then current base salary. The employment agreement also provides that upon a "change in control" (as defined in the employment agreement) of the Company, Mr. Tyner is entitled to a sum equal to two times his then current base salary. Under the agreement, Mr. Tyner is subject to standard contractual provisions requiring him not to use or divulge any confidential information for a period of two years following Mr. Tyner's voluntary termination of his employment. In addition, Mr. Tyner is prohibited from competing with the Company by performing banking services within the city of Hartsville or within a 100 mile radius thereof for a period of two years following Mr. Tyner's voluntary termination of employment. Similarly, Mr. Tyner is prohibited from soliciting the business of any of the Company's clients or employing any of the Company's employees for a period of two years following Mr. Tyner's voluntary termination of his employment.

         The foregoing is only a summary of the Employment Agreement between Mr. Tyner and the Company and is qualified in its entirety by reference to the Agreement.

Compensation of Directors

Standard Compensation

         Directors currently do not receive compensation for their service on the Board of Directors.

Organizer Warrants

         In consideration of their placing personal funds at risk and their efforts in organizing Hartsville Community Bank, N.A. and their commitment to serve as the Bank's initial directors, each of the Company's present directors in their capacity as organizers of the Bank, received a warrant to purchase 5,000 shares of the Bank's common stock. The Bank warrants were converted into warrants to purchase common stock of the Company in connection with the Company's acquisition of the Bank. The exercise price for the warrants is $10.00 per share and they may be exercised over a ten-year period. The right to exercise one-third of the warrants vested on each of June 15, 2000 and 2001. The right to exercise the remaining one-third of the warrants will vest on June 15, 2002, so long as the director has served continuously as a director from formation of the Bank until the vesting date.

         The Company has the right, upon notice from the Federal Deposit Insurance Corporation that the Bank is capital deficient, to require that each director exercise or forfeit all of his or her warrant rights within 21 days of the Company's call for the exercise of the warrants.

         Assuming all of the warrants issued to the directors are exercised and that the Company issues no further common stock, the directors would beneficially own an aggregate of 229,111 shares, or 39.4% of the Company's outstanding common stock.

                             2001 STOCK OPTION PLAN

         At the 2001 Annual Meeting of Shareholders, the shareholders approved the 2001 Stock Option Plan, which reserves 50,000 shares of Common Stock for issuance pursuant to the exercise of options which may be granted pursuant to the 2001 Stock Option Plan. The Plan is administered by the Board of Directors or a Committee appointed by the Board of Directors. Options awarded under the Plan may be "incentive stock options" within the meaning of the Internal Revenue Code or non-qualified options. Options may be granted pursuant to the 2001 Stock Option Plan to persons who are officers or key employees of the Company or any subsidiary (including officers who are employees) at the time of grant. The Board of Directors or the Committee selects the persons to receive grants under the 2001 Stock Option Plan and determines the number of shares covered by options granted under the 2001 Stock Option Plan.

         All stock options will have such exercise prices as may be determined by the Board of Directors or the Committee at the time of grant, but such prices may not be less than the fair market value of the Common Stock (as determined in accordance with the Plan) at the date of grant. The Board of Directors or the Committee may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. No options may be exercised after ten years from the date of grant, and options may not be transferred except by will or the laws of descent and distribution. Incentive stock options may be exercised only while the optionee is an employee of the Company, within three months after the date of termination of employment, or within twelve months of death or disability, but only to the extent the option has not expired.

         The number of shares reserved for issuance under the Plan, the number of shares covered by outstanding options and the exercise price of options will be adjusted in the event of changes in the number of outstanding shares of common stock effected without receipt of consideration by the Company. All outstanding options will become immediately exercisable in the event of a change of control, or imminent change of control, of the Company (both as defined in the Plan). In the event of an extraordinary corporate action (as described in the Plan), subject to any required shareholder approval, the Board of Directors or the Committee, in its sole discretion, may also cancel and pay for outstanding options. The Board or Committee also has the power to accelerate the exercise date of outstanding options at any time. The Board of Directors may alter, suspend or discontinue the Plan, but may not increase (except as discussed above) the maximum number of shares reserved for issuance under the Plan, materially increase benefits to participants under the Plan, or materially modify the eligibility requirements under the Plan without shareholder approval or ratification. The 2001 Stock Option Plan will terminate on March 28, 2011, and no options will be granted thereunder after that date.

         To date, no options have been granted pursuant to the 2001 Stock Option Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2001 was $2,412,585. During 2001, $1,769,523 of new advances were made and repayments totaled $1,178,160.

         The Company leases its operations center from Industrial Properties Inc., the President and Chief Executive Officer of which is Gosnold 0. Segars, the Chairman of the Board of Directors of the Company and an organizer of the Bank. The total amount paid to Industrial Properties, Inc. for rental expense for the year ended December 31, 2001 was $6,400.

         CMA Services, Inc., of which Colon M. Abraham, a former director of the Company and an organizer of the Bank, is owner and president, provided janitorial services to the Company in 2001 and is expected to continue to provide such services in 2002. The total amount paid to CMA Services, Inc. for the year ended December 31, 2001 was $12,611. The firm was engaged pursuant to competitive bidding.

         The law firm of Stanton and Jones, in which J. Richard Jones, Jr., a director of the Company, is a partner, provided legal services to the Company in 2001 and expects to continue to provide legal services to the Company in 2002.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company, it appears that all such reports for these persons were filed in a timely fashion during 2001.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Tourville, Simpson & Caskey, L.L.P., Certified Public Accountants with offices in Columbia, South Carolina, to serve as the Company's independent certified public accountants for 2002. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they so desire.

Audit Fees

         During 2001, Tourville, Simpson & Caskey, L.L.P. billed the Company an aggregate of $13,700 for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001 and reviews of the financial statements included in the Company's Forms 10-QSB for that year. The Company estimates that the total fees for such services for the year ended December 31, 2001 will be approximately $17,500.

Financial Information Systems Design and Implementation Fees

         During the year ended December 31, 2001, Tourville, Simpson & Caskey, L.L.P., did not provide the Company with any services related to financial information systems design or implementation.

All Other Fees

         During the year ended December 31, 2001, Tourville, Simpson & Caskey, L.L.P. billed the Company an aggregate of $22,792 for the following professional services provided during 2001: tax return preparation, assistance with preparation of the Annual Report on Form 10-KSB, and advice relating to internal audit functions. The Company estimates that Tourville, Simpson & Caskey, L.L.P. will bill an additional $3,000 during 2002 for such services provided in 2001. The Audit Committee considered whether provision of these services was compatible with maintaining Tourville, Simpson & Caskey, L.L.P.'s independence.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2001. The Audit Committee has discussed with the Company's independent auditors, Tourville, Simpson & Caskey, L.L.P., the matters required to be discussed by Statement on Auditing Standards 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Tourville, Simpson & Caskey, L.L.P., required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Tourville, Simpson & Caskey, L.L.P., their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

       Franklin Hines           J. Richard Jones       Francine P. Bachman

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of shareholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's Annual Report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2001, free of charge by requesting such form in writing from Curtis A. Tyner, Sr., President, Regional Bankshares, Inc., 206 South Fifth Street, Hartsville, South Carolina 29550. Copies may also be downloaded from the Securities and Exchange Commission website at http://www.sec.gov.

                                      PROXY

                            REGIONAL BANKSHARES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF SHAREHOLDERS - MAY 9, 2002

         Curtis A. Tyner, Sr. or Francine P. Bachman, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on May 9, 2002, and at any adjournment thereof, as follows:

1.    ELECTION OF      [ ] FOR all nominees listed      [ ]  WITHHOLD AUTHORITY
      DIRECTORS TO         below (except any I have          to vote for all
      HOLD OFFICE           written below)                   below nominees
      FOR THREE
      YEAR TERMS

Franklin  Hines,  J. Richard Jones,  Jr.,  Woodward H. Morgan,  III,  Gosnold G.
Segars

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.

--------------------------------------------------------------------------------

2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated:            , 2002                ----------------------------------------
     ------------

                                        ----------------------------------------



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